Exhibit 10.1
TWELFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 24, 2026, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), MIZUHO BANK, LTD., as assignee from JPMorgan Chase Bank, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and the Lenders party hereto.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014 (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016, that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 31, 2017, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 28, 2018, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 27, 2019, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of December 22, 2020, that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of December 17, 2021, that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of June 2, 2023, that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of May 1, 2024 that certain Tenth Amendment to Amended and Restated Credit Agreement dated as of June 12, 2024, and that certain Eleventh Amendment to Amended and Restated Credit Agreement dated as of July 9, 2025 (as so amended, collectively, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).
B.     The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows (language being inserted into the applicable section of the Credit Agreement is evidenced by double underline formatting, and language being deleted from the applicable section of the Credit Agreement is evidenced by ~~strike through~~ formatting):
(a)The definition of “Adjusted Daily Simple SOFR” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Adjusted Daily Simple SOFR” means an interest rate per annum equal ~~(a)~~ to the Daily Simple SOFR~~, plus (b) 0.10%~~; provided that if the Adjusted

Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
(b)The definition of “Adjusted Term SOFR Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to ~~(a)~~ the Term SOFR Rate for such Interest Period~~, plus (b) 0.10%~~; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
(c)The definition of “Class A Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d)“Class A Termination Date”: ~~July 9, 2030~~ June 24, 2031, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.
(e)The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment”: with respect to each Class A Lender, such Class A Lender’s Class A Commitment and with respect to each Class B Lender, such Class B Lender’s Class B Commitment. The original amount of the Total Commitment is ~~$910,000,000~~ $980,000,000.
(f)The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g)“L/C Commitment”: up to 100% of the Total Commitment, provided, however, that it is acknowledged and agreed that notwithstanding the foregoing maximum L/C Commitment, as of ~~July 9, 2030~~ June 24, 2026, the aggregate amount of Issuing Lender Letter of Credit Commitments set forth on Schedule 3.1A is $370,000,000, and the foregoing maximum L/C Commitment is subject to the consent by one or more Issuing Lenders to increase its Letter of Credit Commitment by an amount, which when added to the Letter of Credit Commitments of all the Issuing Lenders as of ~~July 9, 2030~~ June 24, 2026, does not exceed the maximum Total Commitment; provided, further, however, that the maximum L/C Commitment automatically shall be increased by an amount equal to the increase by which the Total Commitments have been increased in accordance with Section 2.21, provided that one or more Issuing Lenders consents to increase its Letter of Credit Commitment by such increased amount and, if one or more Issuing Lenders consents to increase its Letter of Credit Commitment by an amount less than such increased amount, then only the total amount of such aggregate increased Letter of Credit Commitment amount. The L/C Commitment is part of, and not in addition to, the Total Commitment.
(h)The dollar figures in Section 2.21 of the Credit Agreement are hereby amended and restated in their entirety to read as follows: ~~$455,000,000~~$490,000,000 and ~~$1,365,000,000~~$1,470,000,000.
(i)Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(c)     Minimum Net Worth Test. As of the end of each fiscal quarter, fail to maintain minimum Consolidated Tangible Net Worth of at least (a) ~~$3,602,112,000~~$3,531,291,000 plus (b) the sum of (i) 50% of the cumulative Consolidated Net Income of each fiscal quarter where net income is positive, of the Loan Parties and their Subsidiaries plus (ii) 50% of the net proceeds from any equity offerings of Borrower, in each case, from and after ~~March 31, 2025~~March 31, 2026.”
Section 2. Commitments; Letter of Credit Commitments. On the Effective Date, each Lender signatory hereto has a Commitment in the amount set forth opposite its name on Schedule 1.1A attached hereto. On the Effective Date, each Issuing Lender has the Letter of Credit Commitment set forth on Schedule 3.1A attached hereto.
Section 3.Amendment; Schedules. Except as expressly attached hereto and as set forth in this Amendment (including the representations set forth in Section 5(a) below), the Credit Agreement, and the Schedules and Exhibits to the Credit Agreement remain unchanged.
Section 4.Effective Date. Subject to the satisfaction of the conditions set forth in Section 6 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).
Section 5.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except that Schedule 4.12 to the Credit Agreement should be considered updated to reflect all Subsidiaries added as Guarantors since June 13, 2014 (all of which are signing the Reaffirmation of Amended and Restated Guarantee Agreement attached hereto as Exhibit A), and except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(b)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(c)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower; and
(e)    Neither the Borrower nor any Guarantor is an Affected Financial Institution.
Section 6.Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Amended and Restated Guarantee attached hereto as Exhibit A;
(c)to the extent changed since July 9, 2025, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;
(d)Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;
(e)no Default or Event of Default shall exist as of the Effective Date;
(f)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate for the period ending March 31, 2026;
(g)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended March 31, 2026;
(h)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;
(i)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;

(j)Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment;
(k)a certificate signed by a duly authorized officer of Borrower that all of the representations and warranties in the Credit Agreement or any of the other Loan Documents or pursuant to the Loan Documents are true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof (except that Schedule 4.12 to the Credit Agreement should be considered updated to reflect all Subsidiaries added as Guarantors since June 13, 2014 (all of which are signing the Reaffirmation of Amended and Restated Guarantee Agreement attached hereto as Exhibit A), provided if any such representations and warranties are expressly made only as of a prior date, such representations and warranties shall be true as of such prior date; and
(l)to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, Borrower shall have delivered a Beneficial Ownership Certification in relation to Borrower to any requesting Lender.
Section 7.Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.
Section 8.Limitation; Effect of Amendment; No Novation. No provision of the Credit Agreement or any other Loan Document is amended or waived in any way other than as provided herein. Except as expressly set forth herein, all of the terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment. Borrower hereby confirms that the Credit Agreement and each other Loan Document to which it is a party have at all times, since the date of the execution and delivery of such documents, remained in full force and effect and the obligations thereunder are continued as amended by this Amendment. Borrower acknowledges and agrees that the amendment of the Credit Agreement and each other Loan Document by this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement and each other Loan Document, and this Amendment, the Credit Agreement and each other Loan Document are entitled to all rights and benefits originally pertaining to the Credit Agreement and each other Loan Document.
Section 9.Miscellaneous.
(a)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including each Issuing Lender).
(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including each Issuing Lender).
(d)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
(f)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
MERITAGE HOMES CORPORATION, as Borrower

By: /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

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[Signature Page to Twelfth Amendment]

MIZUHO BANK, LTD, as assignee from JPMorgan Chase Bank, N.A., as Administrative Agent and as a Class A Lender
By:    /s/ Donna DeMagistris
Name: Donna DeMagistris
Title:    Managing Director
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JPMORGAN CHASE BANK, N.A., as a Class A Lender and an Issuing Lender
By:    /s/ Nadeige Dang
Name:    Nadeige Dang
Title:    Executive Director
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BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender
By:    /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Senior Vice President
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[Signature Page to Twelfth Amendment]

REGIONS BANK, as a Class A Lender and an Issuing Lender
By:    /s/ Kelly Lowenhagen
Name:    Kelly Lowenhagen
Title:    Vice President
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U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:    /s/ David C. Prowse
Name:    David C. Prowse
Title:    Senior Vice President
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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:    /s/ Madison Seiter
Name:    Madison Seiter
Title:    Vice President
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[Signature Page to Twelfth Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Class A Lender
By:    /s/ Jonathan Dworkin
Name:    Jonathan Dworkin
Title:    Authorized Signatory
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PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:    /s/ Dante Intindola
Name:    Dante Intindola
Title:    Assistant Vice President
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TEXAS CAPITAL BANK, formerly known as TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:    /s/ Cole Bitting
Name:    Cole Bitting
Title:    Vice President
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[Signature Page to Twelfth Amendment]

FLAGSTAR BANK, N.A., f/k/a Flagstar Bank, FSB, as a Class A Lender
By:    /s/ Nathan Boyle
Name:    Nathan Boyle
Title:    Vice President
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[Signature Page to Twelfth Amendment]

TRUIST BANK, as a Class A Lender and an Issuing Lender
By:    /s/ Connor Herman
Name:    Connor Herman
Title:    Vice President
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[Signature Page to Twelfth Amendment]

Schedule 1.1A
Commitments

Lender	Class A or Class B	Commitment
Mizuho Bank, Ltd.	Class A Lender	$100,000,000
Fifth Third Bank, National Association	Class A Lender	$95,000,000
Goldman Sachs Lending Partners LLC	Class A Lender	$95,000,000
PNC Bank, National Association	Class A Lender	$95,000,000
Regions Bank	Class A Lender	$95,000,000
Truist Bank	Class A Lender	$95,000,000
U.S. Bank National Association	Class A Lender	$95,000,000
JPMorgan Chase Bank, N.A.	Class A Lender	$95,000,000
Bank of America, N.A.	Class A Lender	$95,000,000
Texas Capital Bank	Class A Lender	$60,000,000
Flagstar Bank, N.A., f/k/a Flagstar Bank, FSB	Class A Lender	$60,000,000
TOTAL		$980,000,000

Schedule 3.1A
Commitments

Issuing Lender	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Bank of America, N.A.	$85,000,000
U.S. Bank National Association	$100,000,000
Regions Bank	$85,000,000
Truist Bank	$60,000,000
Total Letter of Credit Commitments	$370,000,000

EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of May 31, 2017, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 28, 2018, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 27, 2019, that certain Reaffirmation of Amended and Restated Guarantee dated as of December 22, 2020, that certain Reaffirmation of Amended and Restated Guarantee dated as of December 17, 2021, that certain Reaffirmation of Amended and Restated Guarantee dated as of June 2, 2023, that certain Reaffirmation of Amended and Restated Guarantee dated as of May 1, 2024, that certain Reaffirmation of Amended and Restated Guarantee dated as of June 12, 2024, and the certain Reaffirmation of Amended and Restated Guarantee dated as of July 9, 2025 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Amended and Restated Guarantee Agreement.
3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Amended and Restated Guarantee Agreement.
5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Amended and Restated Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Amended and Restated Guarantee Agreement.
7.Such Guarantor represents and warrants that it is not an Affected Financial Institution.
[Signature page follows.]

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of June 24, 2026.
MERITAGE PASEO CROSSING, LLC
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE PASEO CONSTRUCTION, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF ARIZONA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES CONSTRUCTION, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS HOLDING, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF CALIFORNIA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC
By:    Meritage Homes of Texas, LLC, its Sole Member
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOLDINGS, L.L.C.
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF NEVADA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MTH-CAVALIER, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH GOLF, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF COLORADO, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES OF FLORIDA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
CALIFORNIA URBAN HOMES, LLC
By:    Meritage Homes of California, Inc., its Sole Member and Manager
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS, LLC
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES OPERATING COMPANY, LLC
By:    Meritage Holdings, L.L.C., its Manager
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
WW PROJECT SELLER, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF THE CAROLINAS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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CAREFREE TITLE AGENCY, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
M&M FORT MYERS HOLDINGS, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member and Manager
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF FLORIDA REALTY LLC
By:    Meritage Homes of Florida, Inc., its Manager and Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES OF TENNESSEE, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF SOUTH CAROLINA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH REALTY LLC
By:    Meritage Paseo Crossing, LLC, its Manager and Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE HOMES OF GEORGIA, INC.
By: /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH GA REALTY LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:_ /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MTH SC REALTY LLC
By:    Meritage Homes of South Carolina, Inc., its Manager and Sole Member
By: /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MTH FINANCIAL HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES OF GEORGIA REALTY, LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOMES INSURANCE AGENCY, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary
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MERITAGE SERVICES COMPANY, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary

MERITAGE HOMES OF UTAH, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary

MERITAGE HOMES OF ALABAMA, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary

MERITAGE HOMES OF MISSISSIPPI, INC.
By:    /s/ Hilla Sferruzza
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer and Assistant Secretary
CAREFREE TITLE AGENCY OF ALABAMA, INC.
By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza

Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary